October 4, 2011 October 4, 2011 CME Group Analyst Day 2011 Exhibit 99.1

© 2011 CME Group. All rights reserved
Forward-Looking Statements
2
Statements in this presentation that are not historical facts are forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied in any forward-looking statements. Among the factors that might affect our performance are: increasing competition by foreign and domestic entities, including increased competition from new entrants into our markets and consolidation of existing entities; our ability to keep pace with rapid technological developments, including our ability to complete the development, implementation and maintenance of the enhanced functionality required by our customers; our ability to continue introducing competitive new products and services on a timely, cost-effective basis, including through our electronic trading capabilities, and our ability to maintain the competitiveness of our existing products and services, including our ability to provide effective services to the over-the-counter market; our ability to adjust our fixed costs and expenses if our revenues decline; our ability to  generate revenues from our processing services; our ability to maintain existing customers, develop strategic relationships and attract new customers; our ability to expand and offer our products outside the United States; changes in domestic and non-U.S. regulations; changes in government policy, including policies relating to common or directed clearing and changes as a result of legislation stemming from the implementation of the Dodd-Frank Act; the costs associated with protecting our intellectual property rights and our ability to operate our business without violating the intellectual property rights of others;
our ability to generate revenue from our market data that may be reduced or eliminated by the growth of electronic trading, the state of the overall economy or declines in subscriptions; changes in our rate per contract due to shifts in the mix of the products traded, the trading venue and the mix of customers (whether the customer receives member or non-member fees or participates in one of our various incentive programs) and the impact of our tiered pricing structure; the ability of our financial safeguards package to adequately protect us from the credit risks of clearing members; the ability of our compliance and risk management methods to effectively monitor and manage our risks, including our ability to prevent errors and misconduct; changes in price levels and volatility in the derivatives markets and in underlying fixed income, equity, foreign exchange, interest rate and commodities markets;
economic, political and market conditions, including the volatility of the capital and credit markets and the impact of economic conditions on the trading activity of our current and potential customers stemming from the financial crisis that began in 2008 and any other future crises; our ability to accommodate increases in trading volume and order transaction traffic without failure or degradation of performance of our trading and clearing systems;
our ability to execute our growth strategy and maintain our growth effectively; our ability to manage the risks and control the costs associated with our acquisition, investment and alliance strategy; our ability to continue to generate funds and/or manage our indebtedness to allow us to continue to invest in our business; industry and customer consolidation; decreases in trading and clearing activity; the imposition of a transaction tax or user fee on futures and options on futures transactions and/or the repeal of the 60/40 tax treatment of such transactions; the unfavorable resolution of material legal proceedings and the seasonality of the futures business. More detailed information about factors that may affect our performance may be found in our filings with the
Securities and Exchange Commission, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available in the Investor
Relations section of the CME Group Web site. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.
Non-GAAP Financial Measures
In this presentation we refer to non-GAAP financial measures, including pro forma results that assume the merger with CBOT Holdings and acquisition of NYMEX
Holdings were completed as of the beginning of the period presented.  A reconciliation of non-GAAP EPS and effective tax rate to our respective GAAP figures is available at the end of the company’s latest financial statements in the Investor Relations section of the CME Group Web site.
NOTE:  Unless otherwise noted, all references to CME Group volume, open interest and rate per contract information in the text of this document is based on pro forma results assuming the merger with CBOT Holdings and the acquisition of NYMEX Holdings were completed as of the beginning of the period presented.  All data exclude of less than one cent per contract on average, as well as HuRLO products and credit default swap clearing.  Unless otherwise noted, all year, quarter and month to date volume is through 9/30/2011.
CME Group’s non-traditional TRAKRS
SM
products, for which CME Group receives significantly lower clearing fees

© 2011 CME Group. All rights reserved

Accelerating Revenue, Expense Discipline
10%
CAGR
12%
CAGR
7%
CAGR
•
Long-term target:
•
Total operating expense
growth of 5%
•
Total revenue growth of
more than 10%
•
Contributing to 2012
revenue:
•
Monthly market data fees
increasing 15% from $61
to $70 per screen on Jan.
1, 2012 (expecting
incremental $25 - $30M)
•
Annual co-location
revenue expected to be
between $40M and $45M
*2011 revenue is annualized
*
$10
$15
$20
$25
$30
$35
$40
$45
$50
2006 2007 2008 2009 2010 2011
Revenue per Share Op Income per Share Expense per Share